                                                                   Exhibit 10.44


                             MASTER LEASE AGREEMENT
                             ----------------------

     MASTER LEASE AGREEMENT, dated as of December 20, 1996, ("Lease"), between FA, Inc. ("Lessor"), and Equipment Leasing Associates 1995-VI Limited Partnership ("Lessee").

     Lessor agrees to lease the equipment and accessories thereto listed on Schedule A attached hereto (the "Equipment") to Lessee, and Lessee hereby agrees to lease the Equipment from Lessor, on the terms and subject to the conditions specified herein. (If and to the extent that there are more than one Schedule A and related Schedule B attached hereto, each Schedule A and related Schedule B shall incorporate this Master Lease Agreement and shall be deemed a separate and distinct lease of the Equipment covered thereby.) The definition of terms in the Purchase and Sale Agreement of even date herewith between the Lessor, as "Buyer," and the Lessee, as "Seller" (the "Purchase Agreement"), regarding the applicable Equipment shall apply herein.

     1.   TERM.  The term of this Lease shall commence and end on the dates
          ----
specified in Schedule B attached hereto.

     2.   RENT.  Lessee hereby agrees to pay Lessor fixed rent in the amounts
          ----
and on the dates specified in Schedule B ("Fixed Rents"). Any and all payments of rent not paid when due as specified on Schedule B shall bear interest after the due date thereof at the rate of 10% per annum. Such interest shall accrue for every day such rent payment is overdue.

     3.   ACCEPTANCE OF EQUIPMENT BY LESSEE.  Lessee hereby agrees that its
          ---------------------------------
execution of this Lease shall, without further act, irrevocably constitute acceptance by Lessee of the Equipment for all purposes of the Lease in an "as is" condition.

     4.   MOVEMENT OF EQUIPMENT.  In no event shall any Equipment be moved from
          ---------------------
its present country without the written consent of Lessor.

     5.   RETURN OF EQUIPMENT.  Unless a unit of Equipment has been previously
          -------------------
disposed of in accordance with Section 11(a) or (c), or in accordance with any other written agreement between Lessor and Lessee, Lessee will, at its own cost and expense, deliver possession of each unit of Equipment to Lessor upon the termination hereof, in the condition required for it to be maintained by Lessee pursuant to Section 8(b), at the location of the Equipment on that date, free and clear of any liens, charges, security interests, encumbrances or rights of any person, other than the rights of Lessor or any User Lessee or any lien, charge, security interest or encumbrance incurred by or on behalf of Lessor.

     6.   WARRANTIES AND SERVICE POLICIES.  Unless Lessee shall have been
          -------------------------------
declared in default pursuant to Section 16, Lessor hereby covenants and agrees that Lessor will assign or otherwise make available to Lessee such rights as Lessor may have under any warranty or service policy with respect to the Equipment made by the manufacturer of the Equipment (the

                                       1
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"Manufacturer"), any subcontractors of the Manufacturer, or any vendors to the extent that the same may be assigned or otherwise made available to Lessee.

     7.   GENERAL TAX INDEMNITY.  Lessee will pay, and will defend, indemnity
          ---------------------
and hold Lessor harmless on an after-tax basis from, any and all Taxes (as defined below) and related audit and contest expenses on or relating to (a) any of the Equipment, (b) the Lease, (c) purchase acceptance, ownership, lease, possession, use operation, transportation, return or other disposition of any of the Equipment, and (d) rentals or earnings relating to any of the Equipment or the Lease. "Taxes" means present and future taxes or other governmental charges that are not based on the net income of Lessor, whether they are assessed to or payable by Lessee or Lessor, including, without limitation (i) sales, use, excise, licensing, registration, titling, franchise, business and occupation, gross receipts, stamp and personal property taxes, (ii) levies, imposts, duties, assessments, charges and withholdings, (iii) penalties, fines, and additions to tax and (iv) interest on any of the foregoing. Unless Lessor elects otherwise, Lessor will prepare and file all reports and returns relating to any Taxes and will pay all Taxes to the appropriate taxing authority. Lessee will reimburse Lessor for all such payments promptly on request. On or after any applicable assessment/levy/lien date for any personal property Taxes relating to any Equipment, Lessee agrees that upon Lessor's request Lessee shall pay to Lessor the personal property Taxes which Lessor reasonably anticipates will be due, assessed, levied or otherwise imposed on any Equipment during its Lease Term. If Lessor elects in writing, Lessee will itself prepare and file all such reports and returns, pay all such Taxes directly to the taxing authority, and send Lessor evidence thereof. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     8.   POSSESSION; USE AND MAINTENANCE; COMPLIANCE WITH LAWS; INSURANCE.
          ----------------------------------------------------------------

          (a)  Possession. So long as no Event of Default shall have occurred
               ----------
and be continuing, Lessee and any User Lessee shall be entitled, as against Lessor or its assignee, to the possession and use of the Equipment in accordance with and during the term of this Lease; as long as any User Lessee is not in default under the User Lease, the User Lessee shall be entitled to continued possession and use of the Equipment.

          (b)  Use and Maintenance.
               -------------------

               (i) Lessee shall cause the Equipment to be used only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Lessee shall not modify any unit of Equipment without the prior written approval of Lessor, except as provided in (ii) and (iii) below or as may be authorized by any sublease or User Lease as permitted under Section 14 hereof. Notwithstanding the preceding, Lessee may add, delete or substitute features or options on any unit of the Equipment provided none thereof decrease the value of the Equipment, in any way damage or injure the Equipment, interfere with the normal or satisfactory operation or maintenance of the Equipment or create a safety hazard, and, provided further, that at or following the expiration of the term hereof, Lessee shall, at its expense, remove such additions or alterations promptly on demand of Lessor, and, forthwith upon such removal, restore the Equipment to its original condition, less ordinary wear and tear. In the event that at the expiration of the term of the Lease for any item of Equipment, such item has been upgraded by additions, and/or replacements such that the item's value has been

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increased over that which it would be absent such upgrades, then Lessee, in lieu of removing such upgrades, may leave same attached to the subject item and Lessor and Lessee agree to permit the item and such upgrades to be remarketed as a single unit, with any proceeds from such remarketing being distributed to Lessor and Lessee based upon the respective then fair market values (as defined in Section 23(h) hereof).

               (ii) Lessee may acquire and install, at Lessee's expense, such additional features or options (including memory) as may be available from time-to-time. Such additional features or options shall be removed by Lessee before the Equipment is returned to Lessor and Lessee shall repair all damages to the Equipment resulting from such installation and removal; provided, however, that Lessee shall not be required to remove additional features or options if Lessee complies with the procedures set forth in (i) above.

               (iii) Lessee shall, at Lessor's expense, make any modifications and acquire any additional features requested in writing by Lessor.

               (iv) Lessee shall cause all units of Equipment under lease to User Lessees to be maintained in good operating condition and repair, and will cause all necessary adjustments and repairs to be made to the Equipment. Lessee is hereby authorized to provide directions with respect to such maintenance, adjustments and repairs, and such maintenance shall be subject to the reasonable safety and security regulations of Lessee and any User Lessee.

                     Charges for maintenance, installation and dismantling of the Equipment shall be borne by Lessee, and Lessee agrees promptly to reimburse Lessor for any amount thereof paid by Lessor. All Equipment shall be installed and operated as specified in the Manufacturer's installation manual and in places meeting at all times the standards established by Lessee for location and operation of similar equipment owned or leased by it. All units not leased to User Lessees shall be properly maintained to prevent deterioration or other damage.

               (v) Notwithstanding anything contained herein to the contrary, any improvements or additions that are made by Lessee shall be owned by Lessee provided that such improvements and additions shall be readily removable without causing material damage to the Equipment and any damage so caused is repaired or Lessee complies with the procedures set forth in (i) above; but ordinary maintenance and repairs performed by Lessee will not constitute an improvement or addition to the Equipment within the meaning hereof.

          (c)  Governing Laws. Rules and Regulations.  Lessee agrees to comply
               -------------------------------------
with all governmental laws, regulations, requirements and rules with respect to the use, maintenance and operation of each unit of Equipment.

          (d)  Insurance.  Lessee at its sole expense shall at all times keep
               ---------
each item of Equipment insured against all risks of loss or damage from every cause whatsoever for an amount not less than the full replacement value of such item of Equipment. Lessee at its sole expense shall at all times carry public liability and property damage insurance in amounts reasonably satisfactory to Lessor protecting Lessee and Lessor from liabilities for injuries to persons and damage to property of others relating in any way to the Equipment. All insurers shall be reasonably satisfactory to Lessor. Lessee

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

shall deliver to Lessor satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Equipment shall be payable to Lessor as loss payee and shall, at Lessor's option, be applied toward (a) the replacement, restoration or repair of the Equipment, or (b) payment of the obligations of Lessee under the Lease. If the User Lessee's insurance permits the User Lessee to replace the equipment with the insurance proceeds, then Lessor shall be obligated to allow the replacement or repair of the equipment with such insurance proceeds. Proceeds of any public liability or property insurance shall be payable first to Lessor as additional insured to the extent of its liability, then to Lessee. If an event of default occurs and is continuing, or if Lessee fails to make timely payments due under Section 2 hereof, then Lessee automatically appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee or Lessor to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. Each insurance policy will require that the insurer give Lessor at least 30 days prior written notice of any cancellation of such policy and will require that Lessor's interests remain insured regardless of any act, error, omission, neglect or misrepresentation of Lessee. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor.

Lessor agrees that Lessee's obligations under this paragraph (d) of Section 8 shall be deemed satisfied with respect to any unit of Equipment subject to a User Lease or sublease permitted under Section 14 hereof which provides for the User Lessee or sublessee or any other party thereunder to insure the Equipment in a manner and in such amounts as comply with Lessee's responsibilities set forth in this subparagraph and if Lessee provides Lessor with an assignment of said insurance reasonably satisfactory to Lessor.

          (e)  Inspection.  Lessee will permit any authorized representative of
               ----------
Lessor to inspect the Equipment and reasonably to examine, copy or make extracts from, any and all books, records and documents in the possession of Lessee relating to the Equipment and performance of this Lease, all at such reasonable times and as often as may reasonably be requested.

     9.   REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          (a)  Lessee's Representations.  Lessee represents and warrants to, and
               ------------------------
covenants with, Lessor, as follows:

               (i)   Organization and Existence.  Lessee is, at the time of
                     --------------------------
executing and delivering this Lease, and will be, on the Commencement Date and throughout the term of this Lease, a limited partnership duly and validly organized and existing in good standing under the laws of the State of Delaware and duly qualified to own its properties and carry on its business in each jurisdiction where the failure to be so qualified would be materially adverse to Lessee or its business, or Lessor.

               (ii)  Power and Authority.  Lessee has the power and authority to
                     -------------------
execute and deliver this Lease and will at the time of execution and delivery hereof have the power and authority to execute and deliver or accept, as the case may be, any and all other agreements, instruments and documents executed and delivered or accepted in connection herewith or therewith and to pay and perform, when due, its obligations hereunder and thereunder.

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               (iii) Authorization.  The execution and delivery or acceptance,
                     -------------
as the case may be, of this Lease and the other documents contemplated hereby by Lessee have been duly authorized by all necessary action of Lessee and do not, and at the time of their execution and delivery or acceptance will not, violate or conflict with, or, with or without the giving of notice, the passage of time or both, constitute a default under, any provision of Lessee's instruments of organization, any law, or any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority or any agreement or other document or instrument to which Lessee is, or will then be, a party, or by which Lessee or the Equipment is, or may then be, bound.

               (iv)  Enforceability.  This Lease and the other documents
                     --------------
contemplated hereby constitute, or when executed and delivered will constitute, the valid and binding obligations of Lessee, enforceable against it in accordance with their respective terms, subject, however, to laws of general application affecting creditors' rights.

          (b)  Lessor's Representations and Warranties.  Lessor represents and
               ---------------------------------------
warrants to, and agrees with, Lessee as follows:

               (i)   Organization and Existence.  Lessor is, at the time of
                     --------------------------
executing and delivering this Lease, and will be, on the Commencement Date and throughout the term of this Lease, a corporation duly and validly organized and existing under the laws of the state of Delaware and duly qualified to own its properties and carry on its business in each jurisdiction where the failure to be so qualified would be materially adverse to Lessor or its business, or Lessee.

               (ii)  Power and Authority.  Lessor has the power and authority to
                     -------------------
execute and deliver this Lease and will, at the time of execution and delivery thereof have the power and authority to execute and deliver or accept, as the case may be, the other documents contemplated hereby and to pay and perform, when due, its obligations hereunder and thereunder.

               (iii) Authorization.  The execution and delivery or acceptance,
                     -------------
as the case may be, of this Lease and the other documents contemplated hereby by Lessor, and the payment and performance by Lessor, when due, of its obligations hereunder and thereunder, have been duly authorized by all necessary action of Lessor and do not, and at the time of their execution and delivery or acceptance, as the case may be, will not, violate or conflict with, or, with or without the giving of notice, the passage of time or both, constitute a default under, any provision of Lessor's instruments of organization, any order, writ, injunction, decree, rule or regulation of any court, administrative agency or any other governmental authority or any agreement or other document or instrument to which Lessor is a party, or by which Lessor is, or may be, bound.

               (iv)  Enforceability.  This Lease and the other documents
                     --------------
contemplated hereby constitute, or when executed and delivered will constitute, the valid and binding obligations of Lessor, enforceable against it in accordance with their respective terms, subject, however, to laws of general application affecting creditors' rights.

                                       5
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     10.  OWNERSHIP; FILING.
          -----------------

          (a)  Retention of Title.  Lessor or its transferee shall and hereby
               ------------------
does retain full legal title to the Equipment notwithstanding the delivery of possession to, and use by, Lessee.

          (b)  Duty to Mark Equipment.  Lessee agrees to mark the Equipment with
               ----------------------
all information as may from time to time be required by Lessor in order to protect the title of Lessor to the Equipment and Lessor's rights under this Lease, and Lessee will replace promptly any such-markings which may be removed, defaced or destroyed. The failure to mark or identify any equipment shall not serve to diminish or prejudice Lessor's full legal title and ownership of the Equipment.

          (c)  Filing.  Lessee will cooperate with Lessor for the purpose of
               ------
protecting Lessor's title to the Equipment and the sums due under this Lease, including executing and filing appropriate financing statements.

          (d)  Encumbrance: Disposition.  Lessee shall not encumber and shall
               ------------------------
not by contract permit sublessees to encumber, nor shall Lessee dispose of, the Equipment other than as expressly permitted by this Lease; and Lessee agrees to cause the Equipment to remain free and clear of any such encumbrance. Furthermore, Lessee agrees that it shall claim no depreciation deduction for income tax purposes for the Equipment. In no event shall Lessee take any position on its tax return or any other document relating thereto that is inconsistent with Lessor's ownership of the Equipment.

     11.  DAMAGE TO EQUIPMENT; REQUISITION; EARLY TERMINATION.
          ---------------------------------------------------

          (a)  Casualty Occurrence.  In the event any unit of Equipment is
               -------------------
damaged, destroyed, lost, stolen, or title thereto shall be requisitioned or taken by any governmental authority under power of eminent domain or otherwise, such fact shall promptly be reported by Lessee to Lessor. Lessee shall determine in the event of damage, whether such unit of Equipment can be repaired. In the event Lessee determines that such unit of Equipment can be repaired, Lessee shall cause such unit of Equipment to be repaired, at Lessee's expense, as soon as reasonably practicable. Lessee shall be entitled to reimbursement from and to the extent of any insurance proceeds paid with respect to a unit of Equipment repaired by Lessee. In the event Lessee determines that the unit of Equipment cannot be repaired or in the event of such destruction, loss, theft, requisition or taking of title, such unit of Equipment shall be deemed to have suffered a "Casualty Occurrence" and, as soon as reasonably practicable after the date of such Casualty Occurrence, Lessee shall either (at Lessee's option) (x) pay to Lessor a purchase price equal to such Equipment's fair market value (as defined in Section 23(h) hereof plus a lease termination fee equal to the present value (using a discount rate equal to the discount rate set forth on Schedule B (the "Discount Rate")) of the remaining Fixed Rent applicable to the subject Equipment less the fair market value of Lessee's remaining leasehold interest hereunder with respect to such Equipment, or (y) replace such item with any item or items of like kind equipment, in accordance with the terms set forth in
Section 23(g) hereof. The repair or replacement of the Equipment as hereinabove provided shall not result in any abatement or reduction in, or in any other way affect, the rent to be paid with respect to such Equipment, it being expressly agreed that the Fixed Rent payable with respect thereto shall continue in the same amounts and be payable at the same times as prescribed on Schedule B hereto as if such repair or replacement did not occur. In the event Lessee elects (in lieu of replacing) to purchase any unit of Equipment, as described above, the Fixed Rent

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

payable pursuant to Schedule B shall (as of the next rental payment) be reduced to an amount which bears the same relationship to the rental payable before such reduction as the value of Equipment leased after the Casualty Occurrence bears to the value of Equipment leased prior to the Casualty Occurrence.

          (b)  Risk of Loss.  Lessee shall, during the entire term of this
               ------------
Lease, bear the risk of loss to the Equipment and, except as provided in paragraph (a) of Section 11, shall not be released from its obligations hereunder in the event of any Casualty Occurrence to any unit of Equipment.

          (c)  Option.  So long as no Event of Default (as defined herein) shall
               ------
have occurred and be continuing, if, when and to the extent (x) a User Lessee exercises its option to purchase any unit of Equipment pursuant to an option contained in a User Lease, or (y) with respect to an item of Equipment not currently on lease to a User Lessee, Lessee determines that it is uneconomical to continue to hold such items of Equipment on lease, Lessee shall have the right to purchase the subject Equipment (the "Off-Lease Item") at a purchase price equal to its then fair market value (as herein defined and determined) and Lessee shall pay to Lessor a lease termination fee equal to the present value (discounted at the Discount Rate) of the remaining Fixed Rent applicable to the subject Equipment less the fair market value of Lessee's remaining leasehold interest hereunder. Lessor shall convey the Off-Lease Item to Lessee free and clear of any liens, claims or encumbrances created by, through or under Lessor, other than any underlying lien and the User Lease, if any, then in effect. Thereupon, this Lease shall terminate with respect to the Off-Lease Item. In lieu of the foregoing purchase and sale, Lessee shall have the right instead to substitute and replace such Item with other equipment which is substantially similar within the parameters set forth in Section 23(g) hereof (the "Replacement Item"). Effective upon such replacement, all incidents of Lessee's interest as Lessee hereunder in the Off-Lease Item ipso facto shall cease and terminate automatically and the Replacement Item shall become Equipment leased hereunder instead of the Off-Lease Item. In addition, effective upon such replacement, all of Lessor's right, title and interest in and to the Off-Lease Item shall be automatically assigned and shall pass to Lessee and Lessor shall have no further interest therein. The substitution for a unit of Equipment shall not result in any abatement or reduction in, or in any other way affect, the rent to be paid with respect to such Equipment, it being expressly agreed that the rent payable with respect thereto shall continue in the same amounts and be payable at the same times as prescribed on Schedule B hereto as if such substitution did not occur. In the event Lessee elects to purchase any unit of Equipment which was the subject of the option, in lieu of replacing such unit of Equipment, the rent payable pursuant to Schedule B shall (as of the next rental payment) be reduced to an amount which bears the same relationship to the rental payable before such reduction as the value of the Equipment leased after the exercise of the option bears to the value of Equipment leased prior to the exercise of the option. For purposes of the preceding sentence "value" shall be determined by reference to original cost of the Equipment to Lessor.

     12.  GENERAL INDEMNITY.   Lessee assumes all risk and liability for, and
          -----------------
shall defend, indemnity and keep Lessor harmless on an after-tax basis from, any and all liabilities, obligations, losses, damages, penalties, claims actions, suits, costs and expenses, including reasonable attorney fees and expenses, of whatsoever kind and nature imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, any claim for latent or other defects, whether or not discoverable by Lessee or any other person, any claim for negligence, tort or strict liability, any claim under any environmental protection or hazardous waste law and any claim for patent, trademark or copyright infringement). Lessee will not indemnity Lessor under this section for loss or liability caused directly and solely by the gross negligence or willful misconduct of Lessor. Lessee shall not be required to indemnify Lessor or Lessor's successors and assigns for loss or liability in respect of any unit of Equipment arising from acts or events that occur after possession of such unit of Equipment has been delivered to Lessor in accordance with Section 5. In this section, "Lessor" also includes any director, officer, employee, agent, successor or assign of Lessor. Lessee's obligations under this section shall survive the expiration, cancellation or termination of the Lease.

     13.  ASSIGNMENT.
          ----------

          (a)  By Lessor.  Lessee agrees that Lessor may transfer or assign all
               ---------
or any part of Lessor's right, title and interest in, under or to the Equipment and this Lease and any or all sums due or to become due pursuant to any of the above, to any third party (the "Assignee") for any reason. Lessee agrees that upon receipt of written notice from Lessor of such assignment, Lessee shall perform all of its obligations hereunder for the benefit of Assignee and, if so directed, shall pay all sums due or to become due hereunder directly to the Assignee or to any other party designated by the Assignee. Lessee hereby covenants, represents and warrants as follows and agrees that the Assignee shall be entitled to rely on and shall be considered a third-party beneficiary of the following covenants, representations and warranties:

               (i) Lessee's obligations to Assignee hereunder are absolute and unconditional and are not subject to any abatement, reduction, recoupment, defense, offset or counterclaim available to Lessee for any reason whatsoever including operation of law, defect in the Equipment, failure of Lessor to perform any of its obligations hereunder or for any other cause or reason whatsoever, whether similar or dissimilar to the foregoing;

               (ii) Lessee will not look to Assignee to perform any of Lessor's obligations hereunder;

               (iii) Lessee will not amend or modify this Lease without the prior written consent of the Assignee; and

               (iv) Lessee will send a copy to Assignee of each notice which Lessee sends to Lessor.

     (b)  By Lessee.  Lessee shall not, directly or indirectly, (a) mortgage,
          ---------
assign, sell, transfer, or otherwise dispose of the lease or any interest therein or the equipment or any part thereof, or (b) sublease, rent, lend or transfer possession or use of the equipment or any part thereof to any party (except User Lessees as set forth in paragraph 14 below) or (c) create, incur, grant, assume or allow to exist any lien on the lease, any schedule, the equipment or part thereof.

     14.  SUBLEASE BY LESSEE.  Subject to the terms and conditions of this
          ------------------
Section 14, Lessee may sublease any or all of the Equipment without the consent of Lessor or its Assignees if:

          (a) the terms and conditions of such User Lease are generally as favorable to Lessee as the terms and conditions in Lessee's leases or subleases then being offered to others leasing similar equipment; and

          (b)  the sublease is in the ordinary course of Lessee's business;

          (c) the sublease of any Equipment is not beyond the term of this Lease without the consent of the Lessor, which consent shall not be unreasonably withheld.

Lessee, shall be responsible for any and all remarketing fees incurred in connection with the sublease of the Equipment, and Lessor, as between Lessor and Lessee, shall be responsible for any and all other reasonable costs and expenses incurred in connection therewith.

     15.  ASSIGNMENT OF SUBLEASES AND OTHER RESPONSIBILITIES.  Lessor hereby
          --------------------------------------------------
assigns, transfers and conveys to Lessee, effective upon the Commencement Date hereof, all of Lessor's rights, title and interest in, under and to the initial User Lease(s) and the Remarketing Agreement. In consideration therefor, Lessee, for the benefit of Lessor (but not for the benefit of any other party, including, but not limited to, the User Lessee), hereby agrees to assume and discharge each and every one of the obligations of Lessor thereunder and hereby relieves Lessor of and releases Lessor from every obligation thereunder. Lessee further agrees (i) that it will pay and apply all rentals and other sums otherwise to be retained by Lessee under User Lease(s) to pay amounts due on the Underlying Debt, (ii) that it will not commingle such rents and other sums under any such User Lease(s) with its other assets so long as any such Underlying Debt applicable to such User Lease(s) remains outstanding, and (iii) that, subject to the rights of any Underlying Lender with respect to any Underlying Debt, it will pursue in a commercially reasonable manner its remedies against any User Lessee arising from any default or violation of any User Lease(s). Lessor agrees that so long as Lessee fulfills its covenants and obligations in this paragraph, Lessee shall have not further obligations or personal liability to discharge any Underlying Debt in favor of any Underlying Lender or to make any payment on account thereof.

     16.  EVENTS OF DEFAULT.  The following events shall constitute Events of
          -----------------
Default:

          (a) Lessee shall fail to make any payment of rent when the same shall become due and such failure shall continue unremedied for a period of 15 days (fifteen) after written notice to Lessee; or

          (b) Lessee shall fail to provide or maintain insurance as required by paragraph above and such failure shall continue unremedied for a period of 5
(five) days after written notice to Lessee;

          (c) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder, and such failure shall continue unremedied for a period of thirty (30) days after written notice thereof by Lessor, unless, if such default cannot reasonably be cured within said thirty (30) days, Lessee shall have promptly commenced action to cure such default during said period and shall diligently pursue said action; or

          (d) Any representation or warranty made by Lessee herein, or in any agreement, document, or certificate furnished Lessor in connection herewith or pursuant hereto or pursuant to which this Lease is executed, shall prove to be incorrect at any time in any material respect and shall continue unremedied (if such representation or warranty is capable of being remedied) for a period of thirty (30) days after written notice thereof by Lessor; or

          (e) Lessee shall admit in writing its inability to pay its debts or shall have made a general assignment for the benefit of creditors; or shall have permitted the entry of an order for relief in bankruptcy; or shall take any action towards its dissolution or liquidation; or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or other arrangement with creditors; or shall have filed an answer to a creditor's petition or other petition filed against it (admitting the material allegations thereof) for an order for relief in bankruptcy or for a reorganization; or shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets and such receiver, trustee or custodian so appointed shall not have been discharged within sixty (60) days after the date of his appointment; or if an order shall be entered, and shall not be dismissed or stayed within sixty (60) days from its entry, approving any petition for a reorganization of Lessee.

     17.  REMEDIES.  Upon the occurrence of any Event of Default and, at any
          --------
time after notice and grace period duly given to Lessee as provided herein to cure said Event of Default, so long as the same shall be continuing, Lessor may, at Lessor's option, declare this Lease to be in default by written notice to such effect delivered to Lessee and, at any time thereafter, Lessor may exercise one or more of the following remedies, as Lessor in Lessor's sole discretion shall elect:

          (a) Proceed by appropriate court action, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

          (b) Declare the entire amount of rent for the remainder of the term to be immediately due and payable without notice or demand to Lessee, whereupon Lessee shall pay such amount to Lessor discounted to present value at the Discount Rate;

          (c) Subject to the rights of any Underlying Lender and of any User Lessee not in default under a User Lease, cause Lessee, at its expense, promptly to return the Equipment to the possession of Lessor at the location where the Equipment is in last use and in the condition required upon the return thereof pursuant to Section 5, or Lessor, at Lessor's option, may enter upon the premises where the Equipment is located and take immediate possession of the same and render it unusable or remove it by summary proceedings or otherwise;

          (d) Subject to the rights of any Underlying Lender and of any User Lessee not in default under a User Lease, sell the Equipment at public or private sale as Lessor may determine, free and clear of any rights of Lessee, and hold Lessee liable for any deficiency resulting from an excess of the sum of all unpaid rent (if any) due and payable for periods up to and including the rental period during which such sale occurs, plus any accelerated rent (discounted as provided in (b)above), plus Lessor's costs and expenses incurred in connection with such repossession and sale, over the gross proceeds of such sale;

          (e) Subject to the rights of any Underlying Lender and of any User Lessee not in default under an User Lease, Lessor may use, operate, lease, or hold the Equipment as Lessor in Lessor's sole discretion may decide. In addition, Lessee shall be liable for any and all costs and expenses (to the extent not provided for hereinabove), including reasonable attorney's fees, disbursements and any costs and expenses in placing the Equipment in the condition required by the terms hereof, including Section 5, incurred by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto;

          (f)  Except as otherwise provided above, no remedy referred to in this
Section 17 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity, including, but not limited to, the right to terminate this Lease. No express or implied waiver by Lessor of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          (g) If an Event of Default hereunder shall occur which affects and relates to some but not all of the Equipment leased hereunder, then Lessor's foregoing remedies may be exercised only with respect to that item or those items of Equipment to which the Event of Default relates.

     18.  LESSOR'S RIGHT TO PERFORM FOR LESSEE.  If Lessee fails to make any
          ------------------------------------
payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may, upon ten (10) days' prior written notice to Lessee, make such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest at the rate of ten percent (10%), shall be payable by Lessee upon demand.

     19.  NOTICES.  All notices required or permitted to be delivered to any
          -------
party shall be in writing, and shall be deemed to be given when delivered, or when deposited in the United States mails, certified or registered and postage prepaid, with return receipt requested, as follows:

          (a)  If to Lessor:
                                        FA, Inc.
                                        103 Springer Building
                                        3411 Silverside Road
                                        Wilmington, Delaware 19810

          (b)  If to Lessee:            Equipment Leasing Associates
                                        1995-VI Limited Partnership
                                        11130 Sunrise Valley Drive, Suite 206
                                        Reston, Virginia 22091

or to such other address as may be designated in writing from time to time by one party to the other.

     20.  NO SET-OFF FOR LESSEE.  This Lease is a net lease, and Lessee's
          ---------------------
obligation to pay all rent payable hereunder shall be absolute and unconditional, and all such rent shall be paid (and not recovered back for any reason) notwithstanding any circumstances, including without limitation (i) any set-off, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the Manufacturer or anyone else for any reason whatsoever, (ii) except as provided in paragraphs (a) and (c) of Section 11, any defect in the Equipment, condition, title, design, operation or fitness for use of, or any damage to or loss or destruction of, the Equipment or an interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever, or (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee. Anything contained in this Lease or any other agreement to the contrary notwithstanding, any obligation of Lessor shall be separate and independent from and shall not affect Lessee's obligation to make payment hereunder.

     21.  NO WARRANTIES BY LESSOR.  LESSOR SUPPLIES THE EQUIPMENT AS IS AND NOT
          -----------------------
BEING THE MANUFACTURER OF THE EQUIPMENT, THE MANUFACTURER'S AGENT OR THE SELLER'S AGENT, MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT'S MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, DESIGN, CONDITION, QUALITY, CAPACITY, MATERIAL OR WORKMANSHIP OR AS TO PATENT INFRINGEMENT OR THE LIKE, it being agreed that all such risks, as between Lessor and Lessee, are to be borne by Lessee. Lessee agrees to look solely to the Manufacturer or to suppliers of the Equipment for any and all warranty claims and any and all warranties made by the Manufacturer or the supplier of Lessor are hereby assigned to Lessee for the term of this Lease. Lessee agrees that Lessor shall not be responsible for the delivery, installation, maintenance, operation or service of the Equipment or for delay or inadequacy of any or all of the foregoing. Lessor shall not be responsible for any direct or consequential loss or damage resulting from the installation, operation or use of the Equipment or otherwise.

     22.  SECURITY INTEREST.
          -----------------

          (a) To secure payment of the rent and its other obligations hereunder, Lessee hereby grants Lessor a security interest in all of Lessee's contract rights (and the proceeds thereof) under the following collateral (the "Collateral"):

               (i) Any and all User Leases, including any renewal or extension thereof;

               (ii) All rental or other payments due or to become due from User Lessees under the User Leases, including late charges, damages, insurance payments, or otherwise;

               (iii) Lessee's rights, if any, to the Equipment as now or later described in the schedules in accordance with the provisions of this Lease;

               (iv) Any and all collateral or security given for the performance of the obligations under any or all of the User Leases; and

               (v) Any and all proceeds from the User Leases, together with all of the rights and remedies of the Lessee under the User Leases.

          (b) Lessee agrees to take whatever steps are reasonably requested by Lessor to further evidence and perfect the Lessor's security interest granted herein, including, but not limited to, executing and delivering a Collateral Lease Assignment to and for the benefit of Lessor contemporaneous with Lessee's execution and delivery hereof.

     23.  MISCELLANEOUS.
          -------------

          (a)  Consent.  Unless otherwise expressly provided, wherever consent
               -------
or approval of either party is required herein, such consent or approval shall not be unreasonably withheld.

          (b)  Counterparts.  This Lease may be executed in several
               ------------
counterparts, each of which so executed shall be deemed to be an original, and in each case such counterparts shall constitute but one and the same instrument.

          (c)  Severability.  Any provision of this Lease which is prohibited or
               ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessor and Lessee hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          (d)  Modification of Lease.  No term or provision of this Lease may be
               ---------------------
changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom the enforcement of the change, waiver, discharge or termination is sought.

          (e)  Captions.  The captions in this Lease are for convenience of
               --------
reference only and shall not define or limit any of the terms or provisions herein.

          (f)  Governing Law.  This Lease shall in all respects be governed by
               -------------
and construed in accordance with the laws of the Commonwealth of Virginia including all matters of construction, validity and performance.

          (g)  Substitution of Equipment.  Whenever Lessee elects to substitute
               -------------------------
equipment ("Substituted Equipment") as provided in Section 11(a) and (c) hereof, Lessee shall replace such item with any item or items of like kind equipment reasonably satisfactory to Lessor; provided, however, that (i) Lessee transfers to Lessor (by bill of sale or other documents necessary to effect such transfer) such Substituted Equipment, free and clear of all security interest, liens, leases, claims, charges and encumbrances, except as expressly permitted below,
(ii) at the time of such replacement, the Substituted Equipment shall have an aggregate fair market value equal to or greater than the aggregate fair market value of the replaced Equipment (the "Replaced Equipment") immediately prior to the damage or destruction requiring its replacement; and (iii) the Substituted Equipment has the same cost recovery period under Section 168(c) of the Code as the Replaced Equipment and the substitution will be effectuated in accordance with, and qualify as, a "like kind exchange" pursuant to, and as defined in, Code Section 1031. Any item or items of Substituted Equipment may be subject to security interests, liens, or encumbrances, provided that the indebtedness relating to such security interest, liens or encumbrances, when added to all other indebtedness then outstanding on the Equipment (other than indebtedness on the Replaced Equipment), will not be in excess of the aggregate unpaid balance of the unpaid balance (principal and interest) outstanding on the Nonrecourse Note, and will be satisfied and discharged in full by the payment of rent to be earned during the noncancellable terms of User Leases for the Equipment. For purposes hereof, a cancellation provision in a User Lease will not cause the otherwise non-cancelable terms thereof to be deemed cancelable provided that such cancellation provision requires that a termination or similar payment be made which will discharge and satisfy in full such outstanding indebtedness. Lessee shall give Lessor at least ten (10) days prior notice of any such substitution, which notice shall include
(i) a description and appraisal (by an appraiser reasonably acceptable to Lessor) of the fair market value of the item or items of Replaced Equipment and proposed Substituted Equipment, (ii) copies of any and all leases, security agreements and other documents relating to security interest, liens, leases or encumbrances imposed or to be imposed, as permitted hereunder, on the item or items of proposed Substituted Equipment and (iii) a statement of the amounts secured by security interests, liens and encumbrances on the item or items to be replaced and on the proposed Substituted Equipment. The parties agree that, effective upon the substitution of Equipment in accordance with the provisions hereof, all incidents of Lessee's interest as Lessee hereunder in the Replaced Equipment ipso facto shall cease and terminate automatically and the Substituted Equipment shall become Equipment leased hereunder instead of the Replaced Equipment. In addition, effective upon such substitution, all of Lessor's right, title and interest in and to the Replaced Equipment shall be automatically assigned and shall pass to Lessee and Lessor shall have no further interest therein. Lessee and Lessor agree to execute and deliver such documents as are necessary to transfer title to and ownership of the Substituted Equipment to Lessor and title to and ownership of the replaced Equipment to Lessee.

          (h)  Fair Market Value.  For purposes hereof, the term "fair market
               -----------------
value" shall mean the purchase price or rental, as the case may be, that would be obtained in an arm's-length transaction between an informed and willing buyer or lessee under no compulsion to buy or lease and an informed and willing seller or lessor under no compulsion to sell or lease, as determined in the good faith exercise of the judgment of Lessor and Lessee at the applicable time. In the event the parties are unable to agree upon a fair market value of the Equipment, such value shall be determined in accordance with the foregoing definition by an independent appraiser to be mutually agreed upon by the parties or, failing such agreement, by a panel of three appraisers, one selected by Lessor, one selected by Lessee and a third selected by the first two, the cost of which will be deemed a remarketing expense payable out of the Equipment proceeds.

          (i)  Legal Costs and Attorneys' Fees.  Each of the parties hereto
               -------------------------------
agree that it shall pay directly any and all legal costs which it has incurred on its own behalf in the preparation of this Lease and other agreements pertaining to this Lease and any related transactions. In the event it becomes necessary for either party hereto to hire counsel to review or enforce any remedies arising out of any breach of this Lease, or if it becomes necessary for either party hereto to file suit to enforce this Agreement, or any provision contained herein, the party prevailing in such suit shall be entitled to recover, in addition to all other remedies or damages, as provided herein, reasonable attorneys' fees and costs incurred in such suit.

          (j)  Other Documents: Expenses.  Lessee agrees to sign and deliver to
               -------------------------
Lessor any additional documents reasonably deemed desirable by Lessor to effect the terms of the Master Lease or this Schedule including, without limitation, Uniform Commercial Code financing statements which Lessor is authorized to file with the appropriate filing officers. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee to prepare, sign, amend, file or record any Uniform Commercial Code financing statements or other documents deemed desirable by Lessor to perfect, establish or give notice of Lessor's interests in the Equipment or any collateral as to which Lessee has granted Lessor a security interest. The signing or filing of Uniform Commercial Code financing statements and other recordings are undertaken as a precaution only since the parties intend this Schedule to be a lease transaction. Lessee shall pay upon Lessor's written request any actual out-of-pocket costs and expenses reasonably paid or incurred by Lessor in connection with the above terms of this section or the funding and closing of this Schedule.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as of the date first above written.

                     LESSOR:  FA, INC.

                              By:     /s/ S. Craig Tompkins
                                   ------------------------------------------

                              Name:       S. Craig Tompkins
                                   ------------------------------------------

                              Title:      President
                                   ------------------------------------------


                     LESSEE:  EQUIPMENT LEASING ASSOCIATES
                              1995-VI LIMITED PARTNERSHIP
                              By: Management Associates Limited
                              Partnership VIII, General Partner

                              By:   Managing Partners Corporation,
                                    General Partner

                              By:     /s/ Donald Butler
                                   ------------------------------------------

                              Name:       Donald Butler
                                   ------------------------------------------

                              Title:      Executive Vice President
                                   ------------------------------------------

                            MASTER LEASE AGREEMENT
                                  SCHEDULE A
                 See attached Equipment Schedules (12 pages).

                              EQUIPMENT SCHEDULES


(The Equipment Schedules, submitted as exhibits to Exhibit A, Master Lease Agreement are omitted for purposes of this filing as it is written in French and would require translation. A copy is available at the Company's office.)

       FA, Inc./Equipment Leasing Associates 1995-VI Limited Partnership
       -----------------------------------------------------------------

                            MASTER LEASE AGREEMENT
                            ----------------------

                                  SCHEDULE B
                                  ----------

I.  RENT: The Fixed Rent specified under Section 2 of the Master Lease Agreement
    ----
shall be payable as follows:

          Amount              Due Date
          ------              --------

        $288,989.14         December 31, 1996

        $10,403,619.55      December 31, 1997

        $10,403,619.55      December 31, 1998

        $10,403,619.55      December 31, 1999

        $10,403,619.55      December 31, 2000

        $10,114,629.54      December 31, 2001


II. TERM: The term of this Lease shall commence on December 20, 1996 and
    ----
continue through December 20, 2001.

III. DISCOUNT RATE: Ten Percent (10%) per annum.
     -------------

IV. SUPPLEMENTAL RENT: Lessor shall also be entitled to five per cent (5%) of
    -----------------
any and all remarketing proceeds from the Equipment with respect to the period from January 1, 1998 through December 31, 1998 for transactions wherein the original User Lease has expired and a new User Lease has commenced.